                                                                                                                                       Exhibit 32.2

IMPLANT SCIENCES CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Implant Sciences Corporation (the "Company”) on Form 10-Q for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Diane J. Ryan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                       /s/  Diane J. Ryan
                                                       Diane J. Ryan
                                                       Chief Financial Officer
                                                       February 19, 2008